PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS
                          -----------------------------


     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (THIS "AGREEMENT") is made and entered into as of May 25, 2000 (THE "EXECUTION DATE"),
----------                                                     ---------------
by  and  between  NEVADA  DIVERSIFIED  EQUITY,  LLC,  A NEVADA LIMITED LIABILITY
COMPANY  ("BUYER"),  and  DIAMOND  KEY  HOMES,  INC.,  AN  ARIZONA  CORPORATION
           -----
("SELLER"), for the purpose of setting forth the agreement of the parties and to provide instructions to Title Guaranty Agency of Arizona, Inc. ("ESCROW AGENT"),
                                                                 ------------
with  respect  to  the  transaction  contemplated  by  this  Agreement.



                                    RECITALS
                                    --------


     A. Seller is the owner of the following 188 residential lots located in Tucson, Pima County, Arizona (COLLECTIVELY, THE "LOTS"):

          (i) Fifty-Five (55) vacant lots known as Lots 1, 2, 3, 7-34, 127, 128, 132 138, 171, 173, 174, 176, 177, 178, 182, 183, 187, 188,
               191, 192, 193, 234 and 236 (THE "CASTLE ROCK VACANT Lots") within
                                                -----------------------
               the subdivision known as Castle Rock according to the plat recorded in Book 41 of Maps, Page 1, in the Official Records of Pima County, Arizona ("CASTLE ROCK");

          (ii) Twenty-seven (27) lots known as Lots 4, 5, 6, 155, 156, 161, 162,
               163,  164, 167, 168, 169, 170, 172, 175, 179, 180, 184, 189, 190,
               194,  208,  225,  227,  230, 233 and 237 within  Castle Rock (THE
               "CASTLE ROCK SOLD LOTS") together with all  improvements  thereon
                       --------------
               consisting of partially completed pre-sold homes;

          (iii)The six (6) lots known as Lots 181, 200, 221, 226, 228 and 232 within Castle Rock together with all improvements thereon consisting of partially completed spec homes (THE "CASTLE ROCK
                                                                     -----------
               SPEC LOTS");
               ---------

          (iv) Two (2) vacant  lots known as Lots 16 and 24 (THE  "COPPER  CREEK
                                                                   -------------
               VACANT LOTS") at the  subdivision  known as Diamond Key at Copper
               -----------
               Creek according to the plat recorded in Book 50 of Maps, Page 13, in the Official Records of Pima County, Arizona ("COPPER CREEK");
                                                                 ------------

          (v)  Twenty-One  (21)  lots known as Lots 1-8,  10, 11,  13-15, 17-20,
               26, 27, 39 and 52 within  Copper  Creek (THE  "COPPER  CREEK SOLD
                                                              ------------------
               LOTS")  together  with all  improvements  thereon  consisting  of
               ----
               partially completed pre-sold homes;

          (vi) Two (2) lots known as Lots 51 and 53 within Copper Creek together with all improvements thereon consisting of partially completed spec homes (THE "COPPER CREEK SPEC LOTS");
                                ----------------------

          (vii)Eighteen (18) vacant lots known as Lots 41, 43, 44, 48, 49, 54, 55, 56, 57, 58, 61, 89 and 91-96 (THE "DESERT VISTA VACANT LOTS")
                                                      ------------------------
               within the subdivision known as Desert Vista according to the plat recorded in Book 47 of Maps, Page 89, in the Official Records of Pima County, Arizona ("DESERT VISTA");
                                                 ------------

          (viii) Seven (7) lots known as Lots 52, 53, 59, 60, 62, 97 and 102 within Desert Vista (THE "DESERT VISTA SOLD LOTS") together with
                                         ----------------------
               all improvements thereon consisting of partially completed pre-sold homes;

          (ix) Three (3) lots known as Lot 42, 90 and 98 within Desert Vista together with all improvements thereon consisting of partially completed spec homes (THE "DESERT VISTA SPEC LOT");
                                          ---------------------

          (x)  Two  (2)  vacant  lots  known  as Lots 4 and 5 (THE  "RITA  RANCH
                                                                     -----------
               VACANT LOTS")  within  the  subdivision   known  as  Castle  Rock
               -----------
               according to the plat for Block "A" at Hacienda del Oro recorded in Book 50 of Maps, Page 10, in the Official Records of Pima County, Arizona, as amended by a Declaration of Scrivener's Error recorded in Docket 10686, Page 333, of the Official Records of Pima County, Arizona ("RITA RANCH");
                                      ----------

          (xi) Forty-Three (43) lots known as Lots 1, 2, 3, 6, 10, 27, 28, 32, 36-51, 53, 55, 56, 57, 60, 61, 63, 64, 65, 67, 68, 69 and 70-76
               within Rita Ranch (THE "RITA RANCH SOLD LOTS")  together with all
                                       --------------------
               improvements thereon consisting of partially completed pre-sold homes;

          (xii)Two (2) lots known as Lots 78 and 62 within Rita Ranch together with all improvements thereon consisting of partially completed spec homes (THE "RITA RANCH SPEC LOTS");
                                --------------------

     The Castle Rock, Copper Creek, Desert Vista and Rita Ranch subdivisions shall, collectively, be referred to herein as the "PROJECTS". The Castle Rock
                                                      --------
Vacant Lots, the Copper Creek Vacant Lots, the Desert Vista Vacant Lots and the Rita Ranch Vacant Lots shall, collectively, be referred to herein as the "VACANT
                                                                          ------
LOTS".  The  Castle Rack Sold Lots, the Copper Creek Sold Lots, the Desert Vista
----
Sold Lots and the Rita Ranch Sold Lots, together with any other Vacant Lots and Spec Lots which Seller, prior to the Closing (as defined below) enters into an agreement to sell such lots to third-party home buyers, shall, collectively, be referred to herein as the "SOLD LOTS". The Castle Rock Spec Lots, the Copper
                               ---------
Creek Spec Lots, the Desert Vista Spec Lot and the Rita Ranch Spec Lots shall, collectively, be referred to herein as the "SPEC LOTS". The Spec Lots together
                                              ----
with the Sold Lots shall, collectively, be referred to herein as the "LOTS UNDER
                                                                      ----------
CONSTRUCTION".  The  Lots  together  with  the  "Personal  Property"  and  the
------------
"Intangible Property" (each as hereinafter defined) are sometimes, collectively, referred to herein as the "PROPERTY". The parties acknowledge that between the Execution Date and the Closing Date (as defined below) Seller may, subject to the limitations set forth in Section 8.20 below, enter into Sales Contracts to sell certain of the Vacant Lots and Spec Lots to third party home buyers, in which case such Lots shall thereafter be referred to herein as "Sold Lots". The parties further acknowledge that between the Execution Date and the Closing Date, it is possible that a Sold Lot may be cancelled by a Sold Lot Buyer, in which event such Lot shall thereafter be referred to herein as a Vacant Lot or a Spec Lot, as the case may be.

     B. Seller desires to sell, transfer and convey the Property to Buyer, and Buyer desires to purchase and acquire the Property from Seller, upon and subject to the terms and conditions set forth in this Agreement.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree, and instruct Escrow Agent, as follows:




1.   PURCHASE  AND  SALE.
     -------------------

Subject to all of the terms and conditions of this Agreement, Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase and acquire from Seller, good and marketable fee simple interest in the Property, upon and subject to the terms and conditions set forth herein.

2.   DESCRIPTION  OF  PROPERTY.
     -------------------------

     2.1  The  Improvements.  As used herein, the term "IMPROVEMENTS" shall mean
          -----------------                             ------------
all homes, buildings, improvements, landscaping, structures and fixtures now or hereafter located on the Lots.

     2.2 The Real Property. As used herein, the term "REAL PROPERTY" shall mean,
         -----------------                            -------------
collectively, all of Seller's right, title and interest in and to: (a) the Lots;
(b) the Improvements; (c) all apparatus, equipment and appliances affixed to and used in connection with the operation or occupancy of the Lots and/or any of the Improvements; and (d) all rights, privileges and easements appurtenant to or used in connection with the Lots and/or any of the Improvements, including, without limitation, all minerals, oil, gas and other hydrocarbon substances, all development rights, air rights, water, water rights and water stock relating to the Lots, all streets, alleys, easements, rights-of-way, public ways and other rights of Seller appurtenant, adjacent or connected to the Lots.

     2.3  The  Personal  Property.  As used herein, the term "PERSONAL PROPERTY"
          -----------------------                             -----------------
shall mean (a) all furniture, appliances, telephones, computers, equipment, rugs, artwork, decorator items, supplies and other personalty of any kind contained in or used in connection with the "Models" (as defined below) and/or the sales offices for the Projects to the extent owned by Seller (THE "MODEL
                                                                           -----
FURNISHINGS");  (b)  any construction trailers for the Projects owned by Seller,
-----------
if any; (c) all brochures, pamphlets, supplies, marketing materials and information and all salesperson files relating to the Projects; (d) all of
Seller's right, title and interest in and to any other tangible personal property, furnishings, equipment and supplies situated on or used in connection with the Lots, the Models or the Projects; with such Personal Property to include, without limitation, all of the personal property described on Exhibit
                                                                         -------
"A-1"  attached  hereto; and (e) the furniture, fixtures, equipment, appliances,
----
computers, telephones and other personalty owned by Seller and located at Seller's Tucson office located at 6740 N. Oracle Road, Suite 151, Tucson, Arizona 85704, including, but not limited to, the personal property described on Exhibit "A-2" attached hereto.
-------------

     2.4 The Intangible Property. As used herein, the term "INTANGIBLE PROPERTY"
         -----------------------                            -------------------
shall mean all of Seller's right, title and interest in and to the intangible property owned by Seller or used by Seller in connection with the Lots, the Models (as defined below) or any other part of the Projects and/or the Personal Property, including, without limitation, (a) a separate Purchase Agreement, Escrow Instructions and Receipt for each of the Sold Lots (including any Vacant Lots and Spec Lots which Seller, between the Execution Date and the Closing Date, enters into a contract to sell to third-party home buyers) together with any existing addendums and amendments thereto by and between Seller and third-party home buyers of the Sold Lots (EACH A "SOLD LOT BUYER" AND,
                                                           ---------------
COLLECTIVELY,  THE  "SOLD  LOT BUYERS") together with all plot plans, documents,
                     ----------------
materials and information of any kind provided to or executed by the Sold Lot Buyers and all earnest money deposits and other payments and deposits of any kind paid prior to the Closing by the Sold Lot Buyers pursuant to such sales contracts (COLLECTIVELY, THE "SALES CONTRACTS"); (b) all of the lessees' rights
                               ---------------
under  the  lease agreements described on Exhibit "B" to this Agreement relating
                                          -----------
to  the  model  homes  within the Projects (THE "MODEL LEASES") relating to Lots
                                                 ------------
129, 130 and 131 at Castle Rock, Lots 21, 22 and 23 at Copper Creek, Lot 42 at Desert Vista and Lots 7, 8 and 9 at Rita Ranch together with the model homes and improvements constructed thereon (COLLECTIVELY, THE "MODELS"), subject, however, to the provisions contained within Section 2.5 below; (c) the contracts identified on Exhibit "C" attached hereto (COLLECTIVELY, THE "CONSTRUCTION
                ------------                                        ------------
CONTRACTS")  which  Seller  represents to be all of the contracts between Seller
---------
and all contractors, subcontractors, materialmen, suppliers and professionals regarding the Lots and which Seller represents to include all work necessary to complete construction of all homes and improvements on the Lots Under Construction;(d) all architectural, engineering and other plans, specifications and drawings and all modifications thereto for all homes heretofore offered for sale by Seller within the Projects and all architectural, engineering and other plans, specifications and drawings necessary to construct the homes and improvements heretofore constructed within the Projects as well as any homes which are in the process of being constructed or which are proposed to be constructed on any of the Lots (COLLECTIVELY, THE "PLANS"); (e) all books, records, files (including salesperson files), documents, reports, test results, environmental assessments, engineering reports, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance,  repair,  construction  or  fabrication  of  all or any part of the
Property or the Projects; (f) all transferable business licenses and all architectural, site, building, landscaping and other permits and all applications, approvals, authorizations and other entitlements affecting any of the Lots or any other portion of the Projects; (g) the Declarant's rights under the Declarations of Covenants, Conditions and Restrictions that affect each Project to the extent Seller owns such rights (THE "DECLARANT'S RIGHTS"); (h)
                                                       ------------------
all transferable guarantees and warranties relating to all or any of the Lots, the Improvements, the Personalty, the Intangible Property or any other part of the Projects; (i) all deposits of any kind paid by Seller related to the Projects and/or the Lots, including, without limitation, all security deposits and utility deposits; and (j) any of the leases (including construction trailer leases) and agreements described on Exhibit "D" attached hereto (THE "OPERATING
                                      ----------                       ---------
AGREEMENTS")  which,  during  the  Due  Diligence Period, Buyer, in its sole and
----------
absolute discretion, may elect, by providing written notice to Seller and Escrow Agent, to assume Seller's obligations thereunder which arise after the Closing, with Seller to remain responsible for and to indemnify and hold Buyer harmless from all claims and demands relating to costs, expenses and obligations payable under such assumed Operating Agreements, if any, for periods prior to Closing.


     2.5  Model  Leases.  The  parties acknowledge that the Models on Rita Ranch
          -------------
Lots 8 and 9 and Copper Creek Lot 22 (THE "SOLD MODELS") are subject to existing
                                           -----------
sale contracts between the lessors of such Sold Models and third-party home buyers (THE "MODEL SALE AGREEMENTS"), pursuant to which the Sold Models are
              ------------------------
anticipated to be conveyed to such third-party home buyers sometime during the ninety (90) day period following the Execution Date. Notwithstanding the provisions contained herein, the Model Leases for the Sold Models (THE "SOLD
                                                                            ----
MODEL  LEASES")  shall  not be assigned or conveyed to Buyer unless or until (a)
-------------
the Model Sale Agreement(s) for the Sold Model(s) is cancelled and (b) Seller, within ten (10) days of such cancellation of the corresponding Model Sale Agreement(s) but not later than one hundred twenty (120) days after the Closing Date, provides Buyer with written notice of its election to assign to Buyer the affected Sold Model Lease(s). Upon any election by Seller pursuant to provision
(b) in the preceding sentence, Seller shall, within ten (10) days thereafter, convey the subject Model Sale Agreement(s) to Buyer by an Assignment of Lease(s) in the form attached hereto as Exhibit "I". Seller shall not modify any of the
                                 -----------
Model Sale Agreements without the prior written consent of Buyer. On or before the respective closings under the Model Sale Agreements, Buyer shall remove all the Model Furnishings from the subject Sold Models.

3.   PURCHASE  PRICE.
     ---------------

     3.1  Purchase  Price  Calculation.  Subject to the adjustments provided for
          ----------------------------
herein,  the  purchase price for the Property (THE "PURCHASE PRICE") shall equal
                                                    --------------
Eight  Million  Four  Hundred  Fifty Thousand Dollars ($8,450,000). The Purchase
Price  shall  be  payable  as  follows:

     3.1.1  Deposit.  Concurrently  with the "Opening of Escrow" (as hereinafter
            -------
defined), Buyer shall deposit into "Escrow" (as hereinafter defined) the sum of One Hundred Thousand Dollars ($100,000), which amount together with any interest earned thereon shall, collectively, be referred to herein as the "DEPOSIT".
                                                                       -------
Escrow Agent shall invest the Deposit in insured money market accounts, certificates of deposit or United States treasury bills, as Buyer may instruct from time to time, provided that such investments are federally issued or insured. At the "Closing" (as hereinafter defined), the Deposit shall be paid to Seller and credited against the Purchase Price. In the event that the sale of the Property is not consummated for any reason other than a default by Buyer and, as a result, Buyer elects to cancel this Agreement as permitted herein, the Deposit shall, upon such cancellation, be immediately returned to Buyer.

     3.1  .2  Balance.  At the Closing, Buyer shall pay to Seller the balance of
              -------
the Purchase Price net of all adjustments as provided herein, which amount shall be paid by wire transfer of immediately available federal funds.

     3.2  Adjustments to Purchase Price. The purchase price analysis attached to
          -----------------------------
this  Agreement as  Exhibit "E" (THE "PURCHASE PRICE SUMMARY") SETS forth, among
                     ----------       ----------------------
other things, amounts, assumptions and other information which Buyer deems critical to its agreement to pay the Purchase Price, and Seller covenants that, to its best knowledge, such information set forth on the Purchase Price Summary is accurate as of the Execution Date. At the Closing and after the Closing to the extent determined at Closing, the Purchase Price shall be adjusted as follows:

          (a) In the event closings for the sale of Lots 161 and 230 at Castle Rock, Lot 57 at Rita Ranch and Lot 102 at Desert Vista pursuant to the applicable Sales Contracts occur prior to the Closing (as defined below), Seller shall be entitled to receive all net proceeds, if any, payable to the sellers under the escrows for those Sales Contracts; however, in such event, the Purchase Price shall be reduced by an amount equal to the sum of the "Lot Purchase Price" and the total and final "Work in Progress" for such Lots as shown on page 2 of the Purchase Price Summary, as such will be updated through the Closing Date.

          (b)  In the event that closings  under any Sales  Contracts in Section
               3.2 (a) above occur prior to the Closing (as defined below), the Purchase Price shall be reduced by an amount equal to the "Contract Price" as shown on the Purchase Price Summary, as updated through the Closing Date less any "Buyer Deposit", "Inside Sales Commission", "Preferred Lender Incentive", "Outside Sales Commission", "Cost to Complete" (as calculated on May 26,
               2000) and "Sales Tax" for such Lots as set forth on the Purchase Price Summary updated through the Closing Date plus any actual seller closing cost paid on the escrow closing statement for such unit and a fifteen hundred dollar ($1500) allowance to cover warranty expenses that will remain the obligation of the Seller. Notwithstanding any other provision contained in this Agreement or any exhibit hereto, Buyer shall not have any obligation to pay any "Costs to Complete" or any "Sales Tax" or any other amounts with respect to the Lots for which an adjustment is made to the Purchase Price pursuant to this Section 3.2 (b).

          (c) The Purchase Price shall be reduced by an amount equal to the total amount of all deposits and other payments of any kind paid by all Sold Lot Buyers at any time prior to the Closing to the extent that such amounts are not, at the Closing, held by the escrow agents under the Sales Contracts (and which such escrow agents must be irrevocably committed to release to Buyer as the seller under such Sales Contracts upon the respective closings under such Sales Contracts).

          (d) The Purchase Price shall be reduced by an amount equal to the amount, if any, by which the construction costs paid by Seller to third-parties with respect to each Sold Lot is, as of the Closing Date, less than the amount identified as "Work in Progress" on the Purchase Price Summary as updated through the Closing Date and thereafter. WORK IN PROGRESS", as shown on the Purchase Price
                               ----------------
               Summary  attached  hereto as Exhibit "E",  shall mean and include
                                            ----------
               all costs of construction on and materials supplied to the Lots Under Construction pursuant to the Construction Contracts through April 25, 2000. However, prior to Closing, the "Work in Progress" as shown on the Purchase Price Summary and as used in this Agreement shall be updated to include all costs of construction on and materials supplied to Lots Under Construction pursuant to the Construction Contracts through May 25, 2000.

          (e) The Purchase Price shall be reduced by an amount equal to the amount by which the sale prices, lot premiums, lot prices and discounts in any addendum to existing Sales Contracts or any new Sales Contracts entered into between the Execution Date and the Closing vary from the limitations contained in Section 8.20 below.

          (f) In the event the Closing is delayed pursuant to any of the terms in this Agreement, Seller shall continue to diligently and in good faith proceed with the construction of the homes and related improvements on Lots under Construction and Seller shall pay as and when due all costs incurred in connection therewith consistent with the Purchase Price Summary, and in such event, the Purchase Price shall be increased by any amounts paid by Seller for work performed on and materials supplied to Lots Under Construction during the period from May 26, 2000 to the eventual Closing Date, provided such amounts (a) are included within the cost to complete as set forth on the Purchase Price Summary or
               (b) are for options hereafter selected and change orders hereafter made for the Lots Under Construction as permitted in this Agreement.

          (g) The Purchase Price may be further reduced in accordance with the last sentence of 6.2.4 below.

     On the Closing Date, the parties shall update the Purchase Price Summary, and upon such compilation, the parties shall execute the updated Purchase Price Summary and forward a copy thereof to Escrow Agent. On the Closing Date, the Purchase Price shall be reduced in accordance with this paragraph to take into account any corrections or changes in the updated Purchase Price Summary, if any. On the Closing Date, Buyer shall also receive as a credit against the Purchase Price an amount equal to the sum of all unpaid rental, if any, payable to the lessors under the "Model Leases" (as defined below) and any amounts due, if any, to any parties under any Operating Agreements assumed by Buyer in accordance with Section 2.4(j) above for periods prior to the Closing Date.

     3.3  Post-Closing  Adjustments.  Seller shall be solely responsible for all
          -------------------------
work done and materials supplied to the Lots and the Property on or before May 25, 2000, and Seller shall, at Closing, pay all such unpaid amounts to the contractors and materialmen to whom such amounts are due. Seller shall provide Buyer and Escrow Agent with evidence of such payments together with corresponding lien waivers relating to such payments. On or before May 29, 2000, Seller shall provide Buyer with a detailed summary and list of all "Work in Progress" through May 25, 2000. If, after the Closing Date, any subcontractor, materialman or supplier or other person or entity makes any demand or claim or takes any action or initiates any action with respect to any improvements constructed or materials supplied prior to May 26, 2000, Seller and Saxton Incorporated, a Nevada corporation, shall indemnify and defend Buyer and hold Buyer harmless from any and all such claims, demands and actions and any damages, losses, costs, fees (including, without limitation, attorneys' fees) incurred in connection with or as a result of any such claims, demands and actions, regardless of when any such claims, demands and actions are initiated. In addition, if, during the three (3) month period after the Closing Date, any adjustments to the Purchase Price are determined to be warranted pursuant to
Section 3.2 above, Seller agrees to recalculate the Purchase Price and pay to Buyer an amount equal to the appropriate adjustment in the Purchase Price. At Closing, Escrow Agent shall establish and Seller shall fund a holdback account in the amount of Three Hundred Thousand Dollars ($300,000) (THE "HOLDBACK
                                                                        --------
ACCOUNT")  for  the purpose of paying any amounts Seller may be obligated to pay
-------
to Buyer under this Section 3.3, and Seller hereby grants to Buyer a lien and security interest in the Holdback Account. Seller hereby agrees to execute any and all documents that may be necessary in order to perfect the security interest granted by Seller to Buyer in the Holdback Account. Escrow Agent is hereby authorized and instructed to release from funds in the Holdback Account to Buyer any amounts which are determined to be owed by Seller to Buyer pursuant to this Section 3.3. On the forty-sixth (46th) day following the Closing Date, Escrow Agent shall release to Seller from funds held in the Holdback Account an amount equal to $ 150,000 less the amount of any payments previously made to Buyer from the Holdback Account and the amount of any claims of entitlement theretofore made by Seller with respect to amounts in the Holdback Account. The balance of any funds in the Holdback Account which are not paid or payable to Buyer pursuant to this Section 3.3 shall be returned to Seller upon the later to occur of (a) the ninetieth (90th) day following the Closing Date and (b) the resolution of any dispute between Seller and Buyer under this Section 3.3. Buyer shall provide Seller and Escrow Agent with a written notice of any claim of entitlement to receive any funds in the Holdback Account (as defined below) together with a detailed description of the basis for such claim (A "NOTICE OF
                                                                       ---------
CLAIM").  Within  five (5) days of Seller's receipt of a Notice of Claim, Seller
-----
shall provide Buyer and Escrow Agent with a written detailed response either approving the payment of such claim from funds held in the Holdback Account or contesting such claim together with the basis for Buyer's denial of such claim. Any dispute with respect to the Holdback Account (A "DISPUTE") shall be settled
                                                      -------
by binding arbitration in Pima County, Arizona in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then currently in effect. The arbitrator for such arbitration procedures (THE "ARBITRATOR") shall be agreed upon by the parties, but if the parties are unable to agree upon an arbitrator within ten (10) days of the inception of such Dispute, the arbitrator will be appointed by the American Arbitration Association in accordance with the arbitration rules referenced above. Arbitration may be commenced upon written demand of any party to this Agreement for resolution of such Dispute. The arbitration hearing shall be conducted at a time and place set by the Arbitrator, provided that such hearing must occur within thirty (30) days of the appointment of the Arbitrator. The decision of the Arbitrator shall be issued within ten (10) days of the hearing and shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The nonprevailing party shall pay all costs of the arbitration including the costs and fees, including reasonable attorneys fees, of the prevailing party. Notwithstanding any provision contained in the Construction Industry Arbitration Rules of the American Arbitration Association, a party to this Agreement may only appeal or otherwise challenge a decision of the Arbitrator for the reasons set forth in A.R.S. 12-1512(A) (1)
(2)  or  (3)  and  for  no  other  reasons.

4.  OPENING  OF  ESCROW.
    -------------------

Upon the Execution Date, Buyer and Seller shall cause an escrow ("ESCROW") to be opened with Escrow Agent (THE "OPENING OF ESCROW") by delivery to Escrow Agent
                                 -----------------
of a fully executed copy of this Agreement. Escrow Agent shall promptly deliver to Buyer and Seller written notice of the date of the Opening of Escrow. This Agreement shall constitute escrow instructions to Escrow Agent as well as 'he agreement of the parties. Escrow Agent is hereby appointed and designated to act as Escrow Agent and is hereby instructed to deliver, pursuant to the terms of this Agreement, the documents and funds to be deposited into Escrow as herein provided. The parties hereto shall execute such additional escrow instructions (not inconsistent with this Agreement as determined by counsel for Buyer and Seller) as Escrow Agent may deem reasonably necessary for its protection, including Escrow Agent's general provisions (as may be modified by Buyer, Seller and Escrow Agent). In the event of any inconsistency between the provisions of this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.

5.  ACTIONS  PENDING  CLOSING.
    -------------------------

     5.1  Due  Diligence.
          --------------

          5.1.1  Property  Documents.  On or before the first (1st) Business Day
                 -------------------
after  the  Execution  Date (THE "DOCUMENT DELIVERY DATE"), Seller shall, at its
                                  ----------------------
sole cost and expense, provide to Buyer true, correct and complete copies of all of the documents described on Exhibit "F" attached to this Agreement, to the
                                  ----------
extent that such documents exist and are in Seller's possession (collectively, the "DELIVERED DOCUMENTS") During the course of the Escrow, Seller shall make
      --------------------
available to Buyer for its review and copying during normal business hours at Seller's company office or at the sales office for the Projects, true, correct and complete copies of all contracts, documents, reports, books, records and other materials relating to the Property, to the extent that such items exist and are in Seller's possession (collectively, together with the Delivered Documents, the "PROPERTY DOCUMENTS") including, without limitation, the items
                  -------------------
described  on  Exhibit  "G" attached hereto.
               -----------

          5.1.2  Buyer's  Diligence  Tests.  At  all  reasonable  times from the
                 -------------------------
Execution  Date  until  5:00  p.m.,  Phoenix  time,  on  June  5, 2000 (THE "DUE
                                                                             ---
DILIGENCE  PERIOD"),  Buyer, its agents and representatives shall be entitled at
-----------------
Buyer's sole cost and expense to: (a) enter onto the Lots and the Projects during normal business hours to perform all inspections, investigations, studies and tests of the Property (including, without limitation, physical, structural, mechanical, architectural, engineering, soils, geotechnical and environmental tests that Buyer deems reasonable); (b) review all Property Documents; and (c) investigate such other matters as Buyer may desire. Buyer's entry onto and inspections of the Property in accordance with the terms hereof shall not damage the Property in any respect. Any entry by Buyer onto the Projects shall be subject to, and shall be conducted in accordance with, all applicable laws. Buyer shall keep the Property free and clear of any mechanic's or materialmen's liens arising out of any entry onto or inspection of the Property. Buyer shall indemnify, protect, defend and hold Seller (and Seller's members, managers, agents, employees and representatives) harmless from and against any and all claims (including, without limitation, claims for mechanic's liens or materialmen's liens), causes of action, demands, obligations, losses, damages, liabilities, judgements, costs and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) (COLLECTIVELY, "CLAIMS") in connection with or arising out of any inspections carried on by or on behalf of Buyer pursuant to the terms hereof; provided, however, that Buyer shall not indemnify Seller for any Claims caused by Seller's negligence or misconduct. In the event that this Agreement is terminated for any reason, Buyer shall repair any damage to the Property caused by its entry thereon and restore the same to the condition in which it existed prior to such entry. The provisions of this
Section 5.1.2 shall survive the Closing or the earlier termination of this Agreement.

          5.1  .3  Buyer's  Termination Right. Buyer shall have the right at any
                   --------------------------
time  on  or before the last day of the Due Diligence Period (THE "DUE DILIGENCE
                                                                   -------------
TERMINATION DATE") to terminate this Agreement by delivering a written notice of
----------------
such termination to Seller and Escrow Agent if Buyer determines in its sole and absolute discretion that the Property or this Agreement are not acceptable to Buyer, in which case the Deposit shall he returned to Buyer and this Agreement shall automatically terminate and be of no further force or effect and neither party shall have any further rights or obligations hereunder other than pursuant to any provision hereof which are specified to survive the termination of this Agreement. In the event that Buyer fails to deliver a written termination notice to Seller and Escrow Agent on or before the Due Diligence Termination Date, then Buyer shall be deemed to have unconditionally waived its termination right under this Section 5.1.3.

     5.2  Title.

          5.2.1  Deliveries  by  Seller.  As  soon  as  practical  following the
                 ----------------------
Execution Date, Seller shall cause Escrow Agent to provide to Buyer (a) a separate current commitment for an extended coverage owner's policy of title insurance for the Lots within each of the four Projects as well as a separate title report for the Models which are subject to the Model Leases (COLLECTIVELY, THE "TITLE REPORTS") and (b) copies of all documents referenced as exceptions
      --------------
therein  (COLLECTIVELY,  THE  "TITLE  DOCUMENTS").
                               ----------------

          5.2.2  Buyer's  Review  of  Title.  Buyer  shall  have  until five (5)
                 --------------------------
Business Days following its receipt of the Title Documents to notify Seller in writing of any objection which Buyer may have to any matters reported or shown in the Title Documents or any updates thereof ("BUYER'S OBJECTION LETTER")
                                                      ------------------------
(provided, however, that if any such updates are received by Buyer, Buyer shall have an additional two (2) Business Days following Buyer's receipt of such update and copies of all documents referenced therein to notify Seller of objections to items shown on any such update which were not disclosed on the previously delivered Title Documents). Matters reported in or shown by the Title Documents (or any updates thereof) and not timely objected to by Buyer as provided above shall be deemed to be "PERMITTED EXCEPTIONS." Seller shall have
                                        --------------------
no obligation to cure or correct any matter objected to by Buyer. However, on or before the second (2nd) Business Day following Seller's receipt of Buyer's Objection Letter, Seller may elect, by delivering written notice of such election to Buyer and Escrow Agent ("SELLER'S RESPONSE") whether to cause Escrow
                                     -----------------
Agent to remove or insure over any matters objected to in Buyer's Objection Letter. If Seller fails to deliver Seller's Response within the time frame set forth above, it shall be deemed to be an election by Seller not to cause Escrow Agent to so remove or insure over such objections. If Seller elects not to cause Escrow Agent to so remove or insure over such matters, then Buyer must elect, by delivering written notice of such election to Seller and Escrow Agent on or before the earlier to occur of (a) the second (2nd) Business Day following Buyer's receipt of Seller's Response, (b) if no Seller's Response is received by

Buyer, the second (2nd) Business Day following the date on which Seller shall have been deemed to have responded, as provided above or (c) the Closing Date to
(i) terminate this Agreement, in which case the Deposit shall be returned to Buyer and neither party shall thereafter have any rights or obligations to the other hereunder other than pursuant to any provision in this Agreement which expressly survives such termination or (ii) proceed to a timely Closing whereupon such objected to exceptions or matters shall be deemed to be Permitted Exceptions. In the event that Buyer fails to make such election on a timely basis, then Buyer shall be deemed to have elected to proceed to a timely Closing in accordance with the preceding clause (ii). Notwithstanding the foregoing or any other provision contained in this Agreement, Seller shall, at its sole cost and expense, cause any and all financial liens, encumbrances and assessments of any type to be paid in full and removed from title at or prior to the Closing, and such payment and removal shall be specified as a title requirement in the Title Reports. Also, Seller shall be responsible for providing the title company with any affidavits, indemnities and other agreements and items as the title company may require to insure over any mechanics or materialmen's liens arising from Seller's work on the Lots and within the Projects. In the event that any time period provided above has not expired as of the date scheduled for Closing, the Closing shall be extended to the first (1st) Business Day after the expiration of such periods.

          5.2.3  Condition  of  Title at Closing. Upon the Closing, Seller shall
                 -------------------------------
sell, transfer and convey to Buyer fee simple title to the Real Property by duly executed and acknowledged deeds in the form of Exhibit "H" attached hereto (THE
                                                ----------
"DEEDS"), subject only to the applicable Permitted Exceptions. Also, upon the Closing, the Model Leases shall be conveyed to Buyer subject only to the Permitted Exceptions.

6.  CONDITIONS  TO  CLOSING.
    -----------------------

          6.1  Buyer's  Closing Conditions.  The obligation of Buyer to complete
               ---------------------------
the transaction contemplated by this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at the Closing) (the Buyer's Closing Condition's), which conditions may be waived, or the time for satisfaction thereof extended, by Buyer only in a writing executed by Buyer.

          6.1  Title.  Escrow  Agent shall be prepared and irrevocably committed
               -----
to  issue  to  Buyer (with an effective date not earlier than the Closing Date),
(a)  extended owner's policies of title insurance in favor of Buyer for the Lots
(i) showing fee title to the Lots vested in Buyer, (ii) with liability coverage in an amount satisfactory to Buyer, (iii) with those endorsements reasonably requested by Buyer (provided that such endorsements are available and are paid for by Buyer in accordance with the terms hereof) and (iv) containing no exceptions other than the applicable Permitted Exceptions (THE "OWNER'S TITLE
                                                                   -------------
POLICIES")  and  (b) a leasehold policy of title insurance in favor of Buyer for
--------
the Models subject to the Model Leases (i) showing fee title to such Models vested in the lessor under the Model Leases and showing the leasehold interest therein vested in Buyer, (ii) with liability coverage in an amount satisfactory to Buyer, (iii) with those endorsements reasonably satisfactory to Buyer (provided that such endorsements are available and are paid for by Buyer in accordance with the terms hereof) and (iv) containing no exceptions other than the applicable Permitted Exceptions (THE "LEASEHOLD POLICIES").
                                               -------------------

          6.1.2  Seller's  Due  Performance.  All  of  the  representations  and
                 --------------------------
warranties of Seller set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date, and Seller, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Seller to be complied with or performed pursuant to the terms of this Agreement.

          6.1.3  Physical  Condition  of Property. The physical condition of the
                 --------------------------------
Property shall be substantially the same on the Closing Date as on the Execution Date, except for any construction progress and any reasonable wear and tear.

          6.1.4 Bankruptcy. No action or proceeding shall have been commenced by
                ----------
or against Seller or Saxton Incorporated (or any affiliates of such entities) under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors, and no attachment, execution, lien or levy shall have attached to or been issued with respect to Seller's interest in the Property or any portion thereof.

          6.1.5  Model  Leases. At the Closing and subject to the qualifications
                 -------------
set forth in Section 2.5 above, Seller shall assign all of its rights, title and interests and remedies under the Model Leases (except for the Sold Model Leases) to Buyer, and Buyer shall assume the obligations of Seller with respect thereto, pursuant to one or more assignment and assumption of leases in the form of Exhibit "I" attached hereto (THE "ASSIGNMENTS OF LEASE").
----------                           ----------------------

          6.1.6  Consent of Lessors. At least two (2) Business Days prior to the
                 ------------------
Closing, Seller shall provide to Buyer a Lessors' Consent to Assignment in the form attached hereto as Exhibit "J"(THE "CONSENT OF LESSORS") regarding the
                            ------------      ------------------
status of the Model Leases and providing the consent of the lessors under the Model Leases to the assignment of the Model Leases to Buyer, which must also be consented to by any holders of liens and encumbrances on the Models who must agree to recognize the existence of and abide by the Model Leases.

          6.1.7  Bills  of  Sale. At the Closing, Seller shall transfer to Buyer
                 ---------------
all of the Personal Property and the Intangible Property, in each case free of all liens and encumbrances (other than the Permitted Exceptions), pursuant to one or more bills of sale, assignment and assumption in the form of Exhibit
                                                                         -------
"K" attached hereto  (THE  "BILL  OF  SALE").  However,  in the event that Buyer
--                          --------------
assigns its rights under this Agreement, as permitted under Section 16.7 below, Buyer may, in its sole discretion, require that that portion of the personal property described on Exhibit "A-2" be separately conveyed to Nevada Diversified
                      ------------
Equity, LLC, as opposed to the assignee of Buyer's rights under this Agreement, and in such event, Seller shall execute a separate Bill of Sale separately conveying such portion of the personal property directly to Nevada Diversified Equity, LLC.

          6.1.8  Assignments  of  Construction  Contracts.  Guaranties  and
                 ----------------------------------------------------------
Warranties.  At  least  two (2) Business Days prior to the Closing, Seller shall
----------
deliver  to Buyer an Assignment of Construction Contracts in the form of Exhibit
                                                                         -------
"L" attached hereto  relating  to  all Construction Contracts and all work which
--
Seller has heretofore caused to be conducted on the Lots or within the Projects, and Seller shall simultaneously provide Buyer with a Consent to Assignment (in the form attached to Exhibit "L") executed by each and every contractor,
                         -----------
subcontractor, materialman and supplier which is a party to any Construction Contract (COLLECTIVELY, THE "ASSIGNMENT OF CONSTRUCTION CONTRACTS"). The
                                ---------------------------------------
requirement to provide Consents to the Assignment of Construction Contracts shall be deemed satisfied if Seller provides such consents from contractors and materialmen whose Construction Contracts represent ninety-five percent (95%) or more of the costs to complete the construction for the Lots Under Construction as of the Closing Date as determined on a Project by Project basis.

          6.1.9  Assignments  of  Plans. At least two (2) Business Days prior to
                 ----------------------
Closing, Seller shall deliver to Buyer an Assignment of Plans with respect to the Plans in the form of Exhibit "M" attached hereto executed by Seller together
                         ----------
with  a  Consent to Assignment (in the form attached to Exhibit "M") executed by
                                                        ----------
each and every preparer to such Plans (COLLECTIVELY, THE "ASSIGNMENT OF PLANS").
                                                          -------------------

          6.1.10 Assignment of Declarant's Rights. At the Closing, if and to the
                 --------------------------------
extent Buyer is the holder of the Declarant's or Developer's rights under any Declaration of Covenants, Conditions and Restrictions affecting any of the Projects, Seller shall execute and cause to be recorded, an Assignment of Declarant's and/or Developer's Rights pursuant to which Seller shall assign such Declarant's and/or Developer's rights to Buyer.

          6.1.11  Assignment  of  Sales  Contracts. At the Closing, Seller shall
                  --------------------------------
execute and deliver to Buyer two (2) originals of an Assignment of Sales Contracts with respect to each Sales Contract in the form of Exhibit "N"
                                                                     -----------
attached  hereto  (COLLECTIVELY,  THE  "ASSIGNMENT  OF  SALES  CONTRACTS").
                                        --------------------------------

          6.1.12 Non-Foreign Affidavits. At the Closing, Seller shall deliver to
                 ----------------------
Buyer  one  or  more non-foreign affidavits executed by Seller (THE "NON-FOREIGN
                                                                     -----------
AFFIDAVIT").
---------

     6.2  Failure  of  Buyer's  Closing  Conditions.  If  any of Buyer's Closing
          -----------------------------------------
Conditions have not been fulfilled within the applicable time periods, Buyer may:

          6.2.1 Waive the Buyer's Closing Conditions and close Escrow in accordance with this Agreement, without adjustment or abatement of the Purchase Price; or

          6.2.2 Elect to extend the Closing Date (as defined below) to the second (2nd) business day following Seller's eventual satisfaction or Buyer's eventual waiver of the Buyer's Closing Conditions; or

          6.2.3 Terminate this Agreement by written notice to Seller and Escrow Agent, in which event the Deposit shall be returned to Buyer and all documents, instruments and funds delivered into Escrow shall be returned to the party that delivered the same into Escrow, and to the extent that the failure of any applicable Buyer's Closing Condition is caused by a Seller default, Buyer shall be entitled to pursue its rights and remedies pursuant to the terms of Section 12 hereof.

          6.2.4 Notwithstanding any other provision contained herein, if Seller, despite its good faith and diligent efforts, is unable on or before the specified date to obtain the Consents it is required to provide in Sections 6.1.6, 6.1.8 and 6.1.9 above, then the Closing Date shall be extended by seven
(7) calendar days to allow Buyer the opportunity and right to seek to obtain such Consents itself. In the event Buyer is unable to obtain such Consents with such seven (7) calendar day period, Buyer must, within such period elect to proceed as set forth in Section 6.2.1 or 6.2.3 above, as the provisions set forth in Section 6.2.2 shall not be applicable with respect to such Consents provided Seller used its good faith and diligent efforts to obtain such Consents. However, if neither Seller nor Buyer is able to obtain all of the Consents required under Section 6.1.9, then the Purchase Price shall be reduced by $100,000.

          6.3  Seller's Closing Conditions. The obligation of Seller to complete
               ---------------------------
the transaction contemplated by this Agreement is subject to the following conditions precedent (and conditions concurrent, with respect to deliveries to be made by the parties at the Closing) (THE "SELLER'S CLOSING CONDITIONS"),
                                                  ---------------------------
which conditions may be waived, or the time for satisfaction thereof extended, by Seller only in a writing executed by Seller:

          6.3.1  Buyer's  Due  Performance.  All  of  the  representations  and
                 -------------------------
warranties of Buyer set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date, and Buyer, on or prior to the Closing Date, shall have complied with and/or performed all of the obligations, covenants and agreements required on the part of Buyer to be complied with or performed at or prior to Closing pursuant to the terms of this Agreement.

          6.3.2 Bankruptcy. No action or proceeding shall have been commenced by
                ----------
or against Buyer under the federal bankruptcy code or any state law for the relief of debtors or for the enforcement of the rights of creditors.

          6.3.3  Deliveries.  Buyer  shall  have  delivered  to  Escrow Agent or
                 ----------
Seller, as the case may be, such documents or instruments as are required to be delivered by Buyer pursuant to the terms of this Agreement.

          6.4  Failure  of  Seller's  Closing Conditions. If any of the Seller's
               -----------------------------------------
Closing Conditions have not been fulfilled within the applicable time periods, Seller may:

          6.4.1 Waive the Seller's Closing Condition and close Escrow in accordance with this Agreement, without adjustment or abatement of the Purchase Price; or

          6.4.2 Terminate this Agreement by written notice to Seller and Escrow Agent, in which event (a) the Deposit shall be returned to Buyer, (b) Escrow Agent shall return all other documents, instruments and funds delivered into Escrow to the party that delivered the same into Escrow and (c) the parties shall have no further rights, remedies, obligations or liability under this Agreement except such matters which are specifically provided to survive such cancellation.

7.  CLOSING.
    -------

     7.1  Closing Date. Subject to the provisions of this Agreement, the Closing
          ------------
shall take place on June 7, 2000, or on such other date as the parties hereto may agree. As used herein, the following terms shall have the following meanings: (a) the "CLOSING" shall mean the recordation of the Deeds in the
                      -------
official  records  of Pima County, Arizona (THE "OFFICIAL RECORDS"); and (b) the
                                                          -------
"CLOSING  DATE"  shall  mean  the  date  upon which the Closing actually occurs.
--------------

     7.2  Deliveries  by  Seller.  On or before the Closing Date, Seller, at its
          ----------------------
sole cost and expense, shall deliver or cause to be delivered into Escrow the following documents and instruments, each dated as of the Closing Date, in addition to all other items and payments required by this Agreement to be delivered by Seller at the Closing:

          7.2.1 Deeds. Original executed and acknowledged Deeds conveying the Real Property to Buyer;

          7.2.2  Non-Foreign  Affidavits.  Original  executed  Non-Foreign
                 -----------------------
Affidavits;

          7.2.3  Assignments  of  Model  Leases.  Two  (2)  original  executed
                 ------------------------------
counterparts  of  each  Assignment  of  Lease;

          7.2.4  Bills  of  Sale. Two (2) original executed counterparts of each
                 ---------------
Bill  of  Sale;

          7.2.5 Assignments of Construction Contracts. Two (2) original executed
                -------------------------------------
counterparts of the Assignments of Construction Contracts together with the original Consents to be attached thereto.

          7.2.6  Assignments of Plans. Two (2) original executed counterparts of
                 --------------------
each Assignment of Plans for each of the Plans together with the original Consents to be attached thereto.

          7.2.7  Assignment  of  Declarant's  Rights.  The  original  executed
                 -----------------------------------
Assignment(s)  of  Declarant's  Rights.

          7.2.8  Assignments  of  Sales  Contracts.  Two  (2)  original executed
                 ---------------------------------
Assignments  of  Sales  Contracts.

          7.2.9  Consent of Lessors. The original Consent of Lessors executed by
                 ------------------
the  lessors  of the Model Leases, provided Buyer shall provide Seller with five
(5)  days  advance  notice  of  any  such  request.

          7.2.10  Sales  Contract  Notices.  If  requested  by Buyer, a separate
                  ------------------------
letter to each of the Sold Lot Buyers, duly executed by Seller, dated as of the Closing Date and addressed to each Sold Lot Buyer, informing such Sold Lot Buyers of the assignment of the Sales Contracts to Buyer, provided Buyer shall provide Seller with five (5) days advance notice of any such request.

          7.2.11 Construction Contracts Notice. A separate letter to each of the
                 -----------------------------
parties to the Constructions Contracts, duly executed by Seller, dated as of the Closing Date and addressed to each such party, informing such parties of the assignment of the Construction Contracts to Buyer.

          7.2.12  Proof  of  Authority.  Such  proof  of  Seller's authority and
                  --------------------
authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Seller to act for and bind Seller as may be reasonably required by Escrow Agent or Buyer; and

          7.2.13  Other.  Such  other  documents  and  instruments,  signed  and
                  -----
properly acknowledged by Seller, if appropriate, as may be reasonably required by Buyer, Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transaction contemplated herein.

          Notwithstanding any other provision contained in this Agreement, Buyer may require that separate closing documents be executed with respect to that part of the Property located within each of the four (4) Projects. Buyer shall notify Seller of such election at least two (2) Business Days prior to the Closing Date.

     7.3  Deliveries by Buyer. On or before the Closing Date, Buyer, at its sole
          -------------------
cost and expense, shall deliver or cause to be delivered into Escrow the following funds, documents and instruments, each dated as of the Closing Date, in addition to all other items and payments required by this Agreement to be delivered by Buyer at the Closing:

          7.3.1  Purchase  Price.  Cash  in  an  amount  equal to the sum of the
                 ---------------
Purchase Price, as adjusted, and all of the Buyer's Closing Costs and less the amount of the Deposit (and otherwise sufficient to close the transaction contemplated herein);

          7.3.2  Assignments of Lease. Two (2) original executed counterparts of
                 --------------------
each  Assignment  of  Lease;

          7.3.3  Bills  of  Sale. Two (2) original executed counterparts of each
                 ---------------
Bill  of  Sale;

          7.3.4 Assignments of Declarant's Rights. A counterpart of the original
                ---------------------------------
of  each  Assignment  of  Declarant's  Rights.

          7.3.5  Proof  of  Authority.  Such  proof  of  Buyer's  authority  and
                 --------------------
authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer as may be reasonably required by Escrow Agent or Seller; and

          7.3.6 Other. Such other documents and instruments, signed and properly
                ------
acknowledged by Buyer, if appropriate, as may reasonably be required by Seller, Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transaction contemplated herein.

          7.4 Actions by Escrow Agent. Provided that Escrow Agent shall not have
              -----------------------
received written notice from Buyer or Seller of the failure of any condition to the Closing or of the termination of the Escrow and this Agreement, when Buyer and Seller have deposited into Escrow the documents and funds required by this Agreement and Escrow Agent is irrevocably and unconditionally committed to issue the Owner's Title Policies in accordance with the terms hereof, Escrow Agent shall, in the order and manner herein below indicated, take the following actions:

          7.4.1  Funds.  Disburse  all  funds  as  follows:
                 -----

          7.4.1.1 Pursuant to the "Closing Statement" (as hereinafter defined), retain for Escrow Agent's own account all escrow fees and costs, disburse to Escrow Agent the fees and expenses incurred in connection with the issuance of the Owner's Title Policies and the Leasehold Policies and disburse to any other persons or entities entitled thereto the amount of any other Closing Costs;

          7.4.1.2 Disburse to Seller an amount equal to the Purchase Price, less any adjustments provided for in Sections 3.2 and 3.3 above and less $300,000 as funds to be deposited into the Holdback Account and less the prorations and allocations of Closing Costs provided for herein; and

          7.4.1.3 Disburse to the party who deposited the same any remaining funds in the possession of Escrow Agent after payments pursuant to Sections
7.4.1.1  and  7.4.1.2  above  have  been  completed;

          7.4.2  Recording.  Cause  the Deeds and the Assignments of Declarant's
                 ---------
Rights and any other documents which the parties hereto may mutually direct to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller;

          7.4.3 Perfection of Security Interest. File all documents necessary to
                -------------------------------
perfect the security interest granted by Seller to Buyer pursuant to Section 3.3 of this Agreement;

          7.4.4  Delivery  of  Documents. Deliver: (a) to Seller (i) one copy of
                 -----------------------
all documents deposited into Escrow and (ii) one conformed copy of each document recorded pursuant to the terms hereof; and (b) to Buyer, (i) an original of all documents deposited into Escrow (other than the Deeds, the Assignments of Declarant's Rights and the Non-Foreign Affidavits), (ii) the original Non-Foreign Affidavits and (iii) one conformed copy of each document recorded pursuant to the terms hereof; and

          7.4.5 Owner's Title Policies. Cause Escrow Agent to issue to Buyer the
                ----------------------
Owner's  Title  Policies  and  the  Leasehold  Policies.

          7.5  Prorations.
               ----------

          7.5.1 Taxes, homeowners' assessments, utility costs and other expenses affecting the Property shall be prorated between Buyer and Seller as of the Closing Date based on a 365 day year; provided, however, any real property assessments and improvement assessments of any kind affecting the Property and any amounts owed to any homeowners' associations for the Projects shall, whether or not then due, be paid in full by Seller at the Closing. For purposes of calculating prorations, Buyer shall be deemed to be title holder of the Property and, therefore, shall be responsible for the expenses incurred with respect to the Property for the periods after 12:01 a.m. Arizona Time on the Closing Date. All non-delinquent real estate taxes on the Property shall be prorated based on the actual current tax bill.

          7.5.2 Two (2) Business Days prior to the Closing Date, Escrow Agent shall deliver to each of the parties for their review and approval a preliminary closing statement (THE "PRELIMINARY CLOSING STATEMENT") setting forth: (a) the
                         ------------------------------
proration amounts allocable to each of the parties pursuant to Section 7.5 hereof and (b) the Closing Costs allocable to each of the parties pursuant to
Section 7.6 hereof. Based on each of the party's comments, if any, regarding the Preliminary Closing Statement, Escrow Agent shall revise the Preliminary Closing Statement and deliver a final, signed version of a closing statement to each of the parties at the Closing (THE "CLOSING STATEMENT").
                                       ------------------

          7.6  Closing  Costs.  Each  party shall pay its own costs and expenses
               --------------
arising in connection with the Closing (including, without limitation, its own attorneys' and advisors' fees, charges and disbursements), except the following costs (THE "CLOSING COSTS"), which shall be allocated between the parties as
              --------------
follows:

          7.6.1 Escrow Agent's escrow fees and costs, which shall be paid one half (1/2) by Seller and one-half (1/2) by Buyer;

          7.6.2 The cost of the Owner's Title Policies and the Leasehold Policies to the extent attributable to standard coverage shall be paid by Seller with the cost of the Owner's Title Policies and the Leasehold Policies attributable to extended coverage to be paid by Buyer;

          7.6.3 The cost of any endorsements to the Owner's Title Policies and the Leasehold Policies, which shall be paid by Buyer;

          7.6.4 All other closing fees and costs shall be charged to the parties in accordance with Escrow Agent's customary practices; and

          7.6.5  All  recording  and filing fees, which shall be paid by Seller.

          7.7  Deliveries  Outside of Escrow. Seller shall deliver possession of
               -----------------------------
the Property, subject only to the Permitted Exceptions, to Buyer upon the Closing. Further, Seller hereby covenants and agrees to deliver to Buyer, on or prior to the Closing, the following items:

          7.7.1 Intangible Property. The Intangible Property, including, without
                -------------------
limitation,  the  original  Property  Documents;  and

          7.7.2  Personal  Property.  The  Personal Property, including, without
                 ------------------
limitation, any and all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Improvements, the Models or any other parts of the Property.

8.  SELLER'S  REPRESENTATIONS  AND  WARRANTIES.
    ------------------------------------------

Seller represents and warrants to and agrees with Buyer, as of the Execution Date and as of the Closing Date, as follows:

     8.1  Due  Organization. Seller is a corporation duly organized and existing
          -----------------
in  good  standing  under  the  laws  of  the  State  of  Arizona.

     8.2  Seller's  Authority:  Validity  of  Agreements. Seller has full right,
          ----------------------------------------------
power and authority to sell the Property to Buyer as provided in this Agreement and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to the terms hereof and thereof. This Agreement is, and all other instruments, documents and agreements to be executed and delivered by Seller in connection with this Agreement shall be, duly authorized, executed and delivered by Seller and shall be valid, binding and enforceable obligations of Seller (except as enforcement may be limited by bankruptcy, insolvency or similar laws) and do not, and as of the Closing Date will not, violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject.

     8.3  Model  Leases.  The  Model Leases are the only leases which affect the
          -------------
Property. No default or dispute exists under or with respect to any of the Model Leases. Exhibit "B" accurately describes the terms of each of the Model Leases.
         ----------

     8.4  Contracts.  Except for the Model Leases and except as set forth on the
          ---------
schedule  attached  hereto  as Exhibit "D", neither Seller nor any of its agents
                               -----------
has executed any service, maintenance, repair, management, supply or other contracts or leases (excluding the Sales Contracts and Construction Contracts) affecting the Property or the Projects which would be binding on Buyer subsequent to the Closing.

     8.5  Violations  of Laws. To "Seller's Knowledge" (as hereinafter defined),
          -------------------
Seller has not received any written notices of any violations of any laws, ordinances, orders or requirements of any governmental authority, agency or officer having jurisdiction against or affecting any or all of the Property or the Projects, which have not previously been complied with.

     8.6  Litigation.  To  Seller's  Knowledge,  (a)  there  are  no  actions,
          ----------
investigations, suits or proceedings (other than tax appeals or protests) pending or threatened that have a material adverse effect on any or all of the Property or the Projects, or the ownership, development, operation or sale thereof, and (b) there are no judgments, orders, awards or decrees currently in effect against Seller with respect to the ownership, development, operation or sale of all of any part of the Property or the Projects which have not been fully discharged prior to the Execution Date.

     8.7  Zoning  and  Condemnation. To Seller's Knowledge, there are no pending
          -------------------------
proceedings to alter or restrict the zoning or other use restrictions applicable to all or any part of the Property or any part of the Projects, or to condemn all or any portion of the Property or the Projects by eminent domain proceedings or otherwise.

     8.8  Ownership  of  Property.  Seller  owns  and  has  the right, power and
          -----------------------
authority  to  convey  the  Property to Buyer as contemplated by this Agreement.

     8.9  Possession/Lease.  To  Seller's  Knowledge,  there  are  no parties in
          ----------------
adverse possession of the Property; there are no parties in possession of the Lots or the Property except Seller and except the lessors under the Model Leases; and no party has been granted any license, lease, or other right relating to the use or possession of any part of the Property except the lessors under the Model Leases.

     8.10  Creditors  Issues.  To  Seller's Knowledge, there are no attachments,
           -----------------
executions, assignments for the benefit of creditors, receiverships, conservatorships, or voluntary or involuntary proceedings in bankruptcy or pursuant to any other laws for relief of debtors contemplated or filed by Seller or pending against Seller or affecting or involving all or any part of the Property.

     8.11  Other  Contracts.  There  are  no  contracts  or  other  obligations
           ----------------
outstanding for the sale, exchange, leasing or transfer of all or any of the Property.

     8.12  Archaeological  Issues.  To Seller's Knowledge, there are no sites of
           ----------------------
historical  or  archaeological  importance  within  the  Projects.

     8.13  Protected  Species/Habitat.  Seller  has  no  actual knowledge of the
           --------------------------
existence within the Projects of any plant, animal or bird or any habitat associated with any species of plant, animal or bird that is protected under any federal, state or local law or ordinance or which could otherwise impede or delay Buyer's intended development and sale of any of the Lots.

     8.14  Assessment  Liens.  To  Seller's  Knowledge,  there is no improvement
           -----------------
district (either in existence or planned) which includes the Lots, and there are no assessment liens against all or any part of the Property.

     8.15 Environmental. To Seller's Knowledge, there is not now and there never
          -------------
has been a release or threatened release or disposal of any Pollutant or Hazardous Substance (as those terms are used and defined in any applicable federal, state or local law, ordinance or regulatory agency mandate regarding human health and/or environmental conditions ("Environmental Law") in, on or under the Lots or any other part of the Projects so as to result in a violation or potential violation of any Environmental Law. Neither Seller nor, to Seller's Knowledge, any other person or entity has used in any manner, stored, generated, released or disposed of any Pollutant or Hazardous Substance in, on or under the Lots or any other part of the Projects. To Seller's Knowledge, there is no current or threatened legal or administrative proceeding or investigation by any governmental authority or any other third party with respect to the presence of any Pollutant or Hazardous Substance in, on or under the Lots or any other part of the Projects or the migration of a Pollutant or Hazardous Substance in, on or under or from the Lots or any other part of the Projects.

     8.16 Storage Tanks. To Seller's Knowledge, there are no underground storage
          -------------
tanks  located  on  or  under any of the Lots or any other part of the Projects.

     8.17  Access. Each of the Lots has legal access to and from a public street
           ------
over  paved  roadways.

     8.18  Utilities.  All  water,  electric,  gas,  sewer,  telephone,  cable
           ---------
television and other utilities for each of the Lots are fully installed to the lot lines for each of the Lots, and all such facilities are in good working condition, and Seller is not aware of any defects or deficiencies regarding such facilities.

     8.19  Drainage/Grading.  To  Seller's  Knowledge,  there are no drainage or
           ----------------
grading  problems  on  any  Lots  or  within  the  Projects.

     8.20  Sales Contracts. The Sales Contracts are in full force and effect and
           ---------------
no defaults exist under the Sales Contracts and no conditions or circumstances exist which could, with the passage of time or the providing of notice, constitute a default under the Sales Contracts nor, to Seller's knowledge, has Seller received any written notice or demand from any Sold Lot Buyer or any agent of any Sold Lot Buyer indicating a Sold Lot Buyer's desire to cancel a Sales Contract or a Sold Lot Buyer's unhappiness with the home or improvements being constructed pursuant to the Sales Contract except for those delivered to by Seller to Buyer during the Due Diligence Period. In the event Seller hereafter receives any such notices during the course of the Escrow, Seller shall immediately provide such notice(s) to Buyer and such shall not constitute a default under this Agreement. Furthermore, to Seller's knowledge, there are no facts, circumstances or conditions which could adversely affect any party's ability to fully or timely perform its obligations under the Sales Contracts. During the course of the Escrow, Seller shall not, without the prior written approval of Buyer, enter into any addendum or modifications to any of the Sales Contracts to the extent (a) such addendum or modification is not in the ordinary course of Seller's business and/or (b) the effect of such proposed addendum or modification, alone or in the aggregate, is to decrease the purchase price for a Sold Lot by more than two percent (2%) of the sales price set forth in the applicable Sales Contract. Furthermore, during the course of the Escrow, Seller shall not enter into any new Sales Contracts relating to the Lots unless (a) such Sales Contracts are on terms and conditions no less favorable than the existing Sales Contracts and (b) the sales price for such Lot and the price for any options and the lot premium for such Lot are not less than ninety-eight percent (98%) of Seller's published prices for such items as of the Execution Date.

     8.21  Construction Defects. To Seller's Knowledge, (a) there are no defects
           --------------------
or deficiencies in any of the improvements heretofore constructed by Seller with respect to the Property or the Projects nor are there any defects or deficiencies in any of the Intangible Property.

     8.22  Construction  Contracts.  Except  for  any  failure by Seller to have
           -----------------------
previously paid amounts properly payable to subcontractors (all of which indebtedness will be resolved and paid by Seller prior to Closing), there are no defaults under the Construction Contracts nor are there any facts or circumstances which could, with the passage of time or the providing of notice, constitute a default under the Construction Contracts, and there are no existing disputes between Seller and any parties with respect to the Construction Contracts. In addition, to Seller's Knowledge, there are no facts, circumstances or conditions which would adversely affect the ability of subcontractor to fully and timely perform its obligations under the Construction Contracts.

     8.23 Comprehensive Sale. The Property constitutes all of Seller's remaining
          ------------------
right,  title  and  interest  within  the  Projects.

     8.24 Associations. Each of the homeowners' associations for the Projects is
          ------------
an Arizona non-profit corporation in good standing and, to Seller's Knowledge, there are no disputes between the Associations and Seller with respect to any matters related to any of the Projects or such Associations. In addition, the Associations are adequately funded to handle Association affairs and a reserve account has been established and funded in accordance with the reserve study which has heretofore been prepared by independent third-parties for each of the Projects. Also, all common area tracts within the Projects have been conveyed to and are owned by the respective owners' associations for the Projects, free and clear of liens.

     8.25  Declarant's  Rights.  Seller  does  not  own  and  has not previously
           -------------------
assigned to any third-party any Declarant's rights relating to any of the Projects.

     8.26  Lot  Premiums. The Purchase Price Summary accurately reflects the lot
           -------------
premiums to be paid by each Sold Lot Buyer, and no third-party is entitled to share in any of the lot premiums paid by any Sold Lot Buyer.

     8.27  Sold  Lot Buyer Deposits. All earnest money deposits paid by Sold Lot
           ------------------------
Buyers pursuant to the Sales Contracts are held by the escrows agents for each of the Sales Contracts with the exception of the deposits identified on Exhibit
                                                                         -------
"O"  to  this  Agreement,  which  were  paid  directly by the Sold Lot Buyers to
--
Seller, and Buyer shall be entitled to a credit against the Purchase Price in the total amount of the deposits paid to or held by Seller under the Sales Contracts as of the Closing Date. Prior to the Closing, Seller shall cause each of the escrow agents under the Sales Contracts to provide Buyer with an Consent of Lessors confirming the total of the earnest money held by such escrow agents under the Sales Contracts and further confirming such escrow agents' agreement to release such monies to Buyer upon the closings under the Sales Contracts.


     8.28 Construction Costs. Seller represents, warrants and covenants to Buyer
          ------------------
that Seller will, at or prior to the Closing, pay all fees, costs, charges, wages and all other amounts due with respect to all services and work performed and materials and supplies provided to or with respect to the Property on or before May 25, 2000, and Seller hereby agrees to defend and defend Buyer and its affiliates and hold Buyer and its affiliates harmless from any and all claims, demands, actions and proceedings of any kind and any damages, losses, and fees (including, without limitation, attorneys' fees) which may at any time arise or be incurred in connection with or relating to any services or work performed and materials and supplies provided to or with respect to the Property on or before May 25, 2000. Seller shall not, during the course of the Escrow, incur any construction or material costs which are not budgeted and accounted for in the Purchase Price Summary or which are not incurred in connection with change orders hereafter made and options hereafter selected subject to the restrictions contained herein unless Seller notifies Buyer and Escrow Agent of such amounts and unless Seller is irrevocably committed to pay such amounts at or prior to the Closing.

     8.29  Seller's  Knowledge.  As  used  herein, the term "SELLER'S KNOWLEDGE"
           -------------------                               ------------------
shall mean the actual knowledge, without any additional investigation or inquiry, of Eugene L. Baker and Christopher Ellis.

     8.30  Survival.  All  of  the representations, warranties and agreements of
           --------
Seller set forth in this Agreement shall be true upon the Execution Date, shall be deemed to be repeated at and as of the Closing Date (except as otherwise set forth in writing to Buyer) and shall survive for a period equal to one (1) year from the Closing Date.

9.  BUYER'S  REPRESENTATIONS  AND  WARRANTIES.
    -----------------------------------------

Buyer represents and warrants to Seller, as of the Execution Date and as of the Closing Date, as follows:

     9.1  Due Organization. Buyer is a limited liability company duly organized,
          ----------------
validly  existing  and  in  good standing under the laws of the State of Nevada.

     9.2  Buyer's Authority; Validity of Agreements. Buyer has full right, power
          -----------------------------------------
and authority to purchase and acquire the Property from Seller as provided in this Agreement and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right and actual authority to bind Buyer to the terms hereof and thereof. This Agreement is, and all instruments, documents and agreements to be executed and delivered by Buyer in connection with this Agreement shall be, duly authorized, executed and delivered by Buyer and shall be valid, binding and enforceable obligations of Buyer (except as enforcement may be limited by bankruptcy, insolvency or similar laws) and do not, and as of the Closing Date will not, violate any provision of any agreement or judicial order to which Buyer is a party or to which Buyer is subject.

     9.3  Survival.  All  of  the  representations, warranties and agreements of
          --------
Buyer set forth in this Agreement shall be true upon the Execution Date, shall be deemed to be repeated at and as of the Closing Date (except as otherwise set forth in writing to Seller) and shall survive for a period equal to one (1) year from the Closing Date.

10.  ADDITIONAL  COVENANTS  AND  AGREEMENTS.
     --------------------------------------

     10.1  "As-Is"  Purchase.  Subject  to  the  representations, warranties and
           -----------------
covenants of Seller contained in this Agreement and the other provisions contained in this Agreement, all Property purchased by Buyer shall be purchased strictly in "AS IS" condition, and Buyer accepts and agrees to bear all risks regarding all attributes and conditions, latent or otherwise, of the Property purchased by Buyer, except to the extent that Seller has caused, contributed to or exacerbated any such risks or defects. Buyer has made or will, during the Feasibility Period, make its own inspection and investigation of the Property, including, without limitation, their subsurface, soil, engineering and other conditions and requirements, whether there are any eminent domain or other public or quasi-public takings of the Property contemplated, and all zoning and regulatory matters pertinent to the Property, as Buyer deems necessary or prudent. Subject to the representations, warranties, covenants and adjustments provided for herein, Buyer shall purchase the Property based upon Buyer's own inspection and investigation and not in reliance on any statement, representation, inducement or agreement of Seller except as expressly provided herein. Buyer agrees that, except as expressly provided in this Agreement, neither Seller nor anyone acting on behalf of Seller has made any representation, guarantee or warranty whatsoever, either written or oral, concerning the Property.

     10.2 Damage Caused by Seller. Notwithstanding Section 10.1 above, if Seller
          -----------------------
at any time enters onto the Property or any other part of the Projects, and in connection with such entry causes, contributes to or exacerbates any defects or risks concerning the Projects, then Seller shall be responsible for, and shall indemnify, defend and hold harmless Buyer and its respective affiliates, officers, directors, employees, and shareholders from and against all actions, claims, demands, causes or action, loss, liability or expense (including without limitation, attorneys' fees and costs of litigation) arising from or in any way connected with such actions of Seller.

11.  RISK  OF  LOSS.
     --------------

     11.1  Condemnation.  If,  prior  to  the Closing, all or any portion of the
           ------------
Property is taken by condemnation or eminent domain (or is the subject of a pending or contemplated taking which has not been consummated), Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement upon written notice to Seller given not later than five (5) days after receipt of such notice from Seller. Upon such termination, the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder other than pursuant to any provision hereof which expressly survives such termination. If Buyer does not elect or has no right to terminate this Agreement, Seller shall assign and turn over to Buyer, and Buyer shall be entitled to receive and keep, all awards for the taking by condemnation and Buyer shall be deemed to have accepted the Property subject to the taking without reduction in the Purchase Price.

     11.2  Casualty.  Prior  to  the Closing and notwithstanding the pendency of
           --------
this Agreement, the entire risk of loss or damage by earthquake, hurricane, tornado, flood, landslide, fire or other casualty shall be borne and assumed by Seller. If, prior to the Closing, any damage occurs to any portion of the Property as a result of any earthquake, hurricane, tornado, flood, landslide, fire or other casualty, Seller shall immediately notify Buyer of such fact. In such event, Buyer shall have the option to terminate this Agreement upon written notice to Seller given not later than five (5) days after receipt of any such notice from Seller. Upon such termination, the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations hereunder other than pursuant to any provision hereof which expressly survives such termination. If Buyer does not elect or has no right to terminate this Agreement, Seller shall assign and turn over, and Buyer shall be entitled to receive and keep, all insurance proceeds payable with respect to such damage or destruction (which shall then be repaired or not at Buyer's option and cost) and the parties shall proceed to the Closing pursuant to the terms hereof without modification of the terms of this Agreement. If Buyer does not elect or has no right to terminate this Agreement by reason of any casualty, Buyer shall have the right to participate in any adjustment of the insurance claim.

12.  REMEDIES.
     --------

     If, prior to Closing, Seller breaches or defaults on its obligations under this Agreement and if such breach or default is not cured within five (5) days after the date Buyer provides Seller with notice of such breach or default, Buyer may elect to either (a) terminate this Agreement, in which event the Deposit shall be returned Buyer and Seller shall reimburse Buyer for all of Buyer's reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred in connection with this Agreement or (b) proceed with whatever steps Buyer may deem necessary to specifically enforce the performance of this Agreement. If, prior to Closing, Buyer breaches or defaults on its obligations under this Agreement and if such breach or default is not cured within five (5) days after the date Seller provides Buyer with notice of such breach or default, Seller may, as its sole remedy, elect to terminate this Agreement, in which event the Deposit shall be paid to Seller as liquidated damages and not as a penalty, it being acknowledged that the amount of damages Seller would suffer as a result of such default by Buyer would be difficult to ascertain and that the Deposit constitutes a reasonable estimate of such damages. In the event a breach or default occurs or is first discovered after the Closing and if such breach or default is not cured within five (5) days after the non-breaching party provides the breaching party with notice of such breach or default, the non-breaching party shall have the right to proceed with all actions available at law or in equity to enforce the performance of this Agreement and recover any damages suffered or incurred by the non-breaching party as a result of such breach or default. If Seller breaches or defaults on its obligations under this Agreement and Buyer elects to terminate this Agreement as a result thereof, the Deposit shall immediately be returned to Buyer.

13.  BROKERS'  COMMISSION.
     --------------------

     Each party represents and warrants to the other that it has not employed any broker or finder in connection with the transactions contemplated by this Agreement. Each party shall indemnify, defend and hold harmless the other party from all liability and expense, including, without limitation, reasonable attorneys' fees, arising from any claim by any broker, agent or finder for commissions, finder's fees or similar charges because of any act of such party. Each party acknowledges that the other party and/or its principals and affiliates may be or may be affiliated with licensed real estate brokers and/or salespersons in the State of Arizona.

14.  INTERSTATE  LAND  SALES  FULL  DISCLOSURE  ACT.
     ----------------------------------------------

     Seller and Buyer believe and intend that the sales provided for herein are exempt from state subdivided land sales laws and the Interstate Land Sales Full Disclosure Act by reason of being within one or more of the exemptions set forth therein or in the regulations promulgated pursuant thereto. In support of such exemption, Buyer represents and warrants to Seller as follows, which representation and warranty shall be true and correct at all times during the term of this Agreement and shall survive the term of this Agreement without limitation: Buyer is regularly engaged in the business of constructing residential, commercial or industrial buildings and/or reselling or leasing lots to persons engaged in such business, is acquiring the Lots in the ordinary course of that business and otherwise meets the exemption prerequisites set forth in 15 U.S.C. Section 1702(a) (7) and further defined in 24 CFR 1710.5(g) and 24 CFR 1710, Appendix A. Buyer shall indemnify, defend and hold harmless Seller for, from and against any and all claims, demands, liabilities, obligations, costs and expenses (including, without limitation, attorneys' fees and costs) incurred as a result of any misrepresentation by Buyer in this Section.

15.  SALES  TAX.
     ----------

     Except as allocated to Buyer in the next sentence of this Section, Seller shall be fully responsible for all sales taxes, transaction privilege taxes and other taxes relating to all improvements made to the Property and the Projects on or before the Closing, and Seller hereby agrees to indemnify, defend and hold Buyer harmless from any and all claims, demands and liability related to such taxes. Buyer shall be solely responsible for all sales taxes, transaction privilege taxes and other taxes relating to actual costs incurred and paid in connection with the construction of homes on the Lots (as opposed to offsite or project improvements), and Buyer agrees to indemnify, defend and hold Seller harmless from any and all claims, demands and liability related to such taxes.

16.  MISCELLANEOUS  PROVISIONS.
     -------------------------

     16.1  Governing  Law.  This  Agreement  and the legal relations between the
           --------------
parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Arizona without regard to its principles of conflicts of law.

     16.2  Entire  Agreement.  This  Agreement,  including the exhibits attached
           -----------------
hereto, constitutes the entire agreement between Buyer and Seller pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

     16.3  Modification;  Waiver.  No  supplement,  modification,  waiver  or
           ---------------------
termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     16.4  Notices.  All  notices, consents, requests, reports, demands or other
           -------
communications hereunder (COLLECTIVELY, "NOTICES") shall be in writing and may be given personally, by registered or certified mail, by telecopy or by Federal Express (or other reputable overnight delivery service) as follows:

To  Seller  at:                     Diamond  Key  Homes,  Inc.
                                    2111  E.  Highland  Avenue,  Suite  440
                                    Phoenix,  AZ  85016
                                    Attention:  Eugene  L.  Baker,  President
                                    Phone:  602-840-8000
                                    Fax:  602-912-9400

To  Buyer  at:                      Nevada  Diversified  Equity,  LLC
                                    2525  E.  Camelback  Road,  Suite  765
                                    Phoenix,  AZ  85016
                                    Attention:  John  W.  Pacheco
                                    Phone:  602-381-6660
                                    Fax:  602-381-6661

With  copy  to:                     C.  Timothy  White,  Esq.
                                    Tiffany  &  Bosco,  P.A.
                                    1850  North  Central  Avenue,  Suite  500
                                    Phoenix,  AZ  85004-4546
                                    Phone:  602-255-6003
                                    Fax:  602-255-0103

To  Escrow  Agent  at:              Title  Guaranty  Agency  of  Arizona,  Inc.
                                    101  N.  Wilmot  Road
                                    P.0.  Box  16860
                                    Tucson,  AZ  85732-6860
                                    Attention:
                                    Phone:  520-750-8100
                                    Fax:  520-750-8112

or to such other address or such other person as the addressee party shall have last designated by notice to the other party. All Notices shall be deemed to have been given when received. All Notices given by telecopy shall be followed by the delivery of a hard copy of such Notice, provided that such Notice shall be deemed to have been given when received by telecopy.

     16.5 Expenses. Subject to the provision for payment of the Closing Costs in
          --------
accordance with the terms of Section 7.6 hereof and any other provision of this Agreement, whether or not the transaction contemplated by this Agreement shall be consummated, all fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.

     16.6 Severability. Any provision or part of this Agreement which is invalid
          ------------
or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

     16.7  Assignment;  Successors  and Assigns; Third Parties. Seller shall not
           ---------------------------------------------------
sell, mortgage or otherwise encumber (except in the normal course of Seller's business) Seller's interest in the Property prior to or after Closing. Seller shall have no right to assign its rights under this Agreement to any party without Buyer's consent, which consent shall not be unreasonably withheld. Buyer shall, without the consent of Seller, have the right to assign its interest in this Agreement to any entity or group owned, controlled, managed or affiliated with Buyer, its principals, their partners, members, associates or those related or affiliated directly or indirectly with Meritage Corporation or its affiliates or principals. All of the rights, duties, benefits, liabilities and obligations of the parties shall inure to the benefit of, and be binding upon, their respective successors and assigns. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

     16.8  Counterparts.  This Agreement may be executed in as many counterparts
           ------------
as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

     16.9  Headings.  The Section headings of this Agreement are for convenience
           --------
of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

     16.10  Time  of  Essence.  Time shall be of the essence with respect to all
            -----------------
matters  contemplated  by  this  Agreement.

     16.11  Further  Assurances.  In  addition to the actions recited herein and
            -------------------
contemplated to be performed, executed, and/or delivered by Seller and Buyer, Seller and Buyer agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at the Closing or after the Closing any and all such further acts, instruments, deeds and assurances as may be reasonably required to consummate the transaction contemplated hereby.

     16.12  Number  and  Gender.  Whenever the singular number is used, and when
            -------------------
required by the context, the same includes the plural, and the masculine gender includes the feminine and neuter genders.

     16.13  Construction.  This  Agreement  shall not be construed more strictly
            ------------
against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

     16.14  Exhibits.  All  exhibits  attached hereto are hereby incorporated by
            --------
reference  as  though  set  out  in  full  herein.

     16.15  Attorneys'  Fees.  In  the  event that either party hereto brings an
            ----------------
action or proceeding against the other party to enforce or interpret any of the covenants, conditions, agreements or provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all costs and expenses of such action or proceeding, including, without limitation, attorneys' fees, charges, disbursements and the fees and costs of expert witnesses.

     16.16  Business  Days. As used herein, the term "BUSINESS DAY" shall mean a
            --------------                            ------------
day that is not a Saturday, Sunday or legal holiday. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday, the date for performance thereof shall be extended to the next Business Day.

     16.17  Termination. In the event that this Agreement is terminated pursuant
            -----------
to the terms hereof, this Agreement and all of the provisions hereof shall be of no further force or effect and neither party shall have any further rights or obligations hereunder other than pursuant to any provision contained in this Agreement which expressly survives such termination. Buyer and Seller shall each pay its own fees and expenses incident to the negotiation, preparation and execution  of  this  Agreement  and  the  obtaining  of  the necessary approvals thereof, including fees and expenses of its counsel, accountants and other experts. In addition, Seller and Buyer (and their representatives) shall return to the other all copies of books, records, documents and other papers given by Seller or Buyer (or their representatives) to the other (or their representatives); provided, however, that nothing contained herein shall relieve
                  -----------------
any party hereto from liability for any knowing breach or inaccuracy of any representation or warranty contained herein or any failure to comply with or satisfy any covenant or agreement contained herein. Notwithstanding anything herein to the contrary, the obligations of the parties under Section 17 below
                                                                ----------
shall  survive  any  abandonment  or  termination  of  this  Agreement.

17.  NON-DISCLOSURE/CONFIDENTIALITY.
     ------------------------------

     From and after the date of this Agreement until the Closing, or in the event that the Closing shall not occur, then thereafter, Buyer shall not disclose to any third-party (other than to its directors, officers and employees having a need to know such information in connection with the transaction contemplated hereby, or to its attorneys, accountants, consultants, investors and lenders), or use for any purpose other than as contemplated by this Agreement, any proprietary or confidential information regarding the Seller or Saxton Incorporated. Buyer agrees not to disseminate any proprietary or confidential information regarding the Seller or Saxton Incorporated to others except as hereinabove described, nor to use or permit to be used through their agents, employees or others on behalf of Buyer to damage the Seller or Saxton Incorporated. The preceding two (2) sentences shall not apply to information that (i) is, was or becomes generally known or available to the public or the industry other than as a result of a disclosure by Buyer in violation of this Agreement; (ii) was previously known by Buyer; (iii) is subsequently obtained by Buyer from an independent third party source having no obligation of confidentiality to Seller or Saxton Incorporated; or (iv) is required to be disclosed by law. Buyer shall advise Seller, in writing, of any request, including a subpoena or similar legal inquiry, to disclose any such confidential information, such that Seller can seek appropriate legal relief.

18.  PUBLIC  ANNOUNCEMENTS.
     ---------------------

     Buyer and Seller shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law on the advice of counsel.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BUYER:                              NEVADA  DIVERSIFIED  EQUITY,  LLC,
                                    a  Nevada  limited  liability  company

                                    By:  DIVERSIFIED  EQUITY  FINANCIAL  CORP.,
                                         a  Delaware  corporation


                                    By
                                       -----------------------------------------
                                            John  W.  Pacheco,  President



SELLER:                             DIAMOND  KEY  HOMES,  INC,
                                    an  Arizona  corporation



                                    By
                                       -----------------------------------------
                                            James  C.  Saxton,  CEO




                                    By
                                       -----------------------------------------
                                            Eugene  L.  Baker,  President


ESCROW  AGENT:

The undersigned Escrow Agent hereby accepts the foregoing Purchase and Sale Agreement and Joint Escrow Instructions and agrees to act as Escrow Agent under this Agreement in strict accordance with its terms.

                                    TITLE  GUARANTY  AGENCY  OF  ARIZONA,  INC.

                                    By
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    Date:  May ____, 2000

                               AGREEMENT BY SAXTON


     Saxton  Incorporated  ("SAXTON")hereby  acknowledges and agrees that Nevada
                           ----------
Diversified Equity, LLC and/or its assignee ("BUYER") is entering into the Purchase and Sale Agreement and Joint Escrow Instructions to which this Agreement is attached (THE "PURCHASE AGREEMENT") in reliance upon the reputation
                            ------------------
and financial strength of Saxton as a principal in Diamond Key Homes, Inc. ("SELLER"). Accordingly, Saxton hereby agrees to be jointly and severally responsible for all obligations of Seller under the Purchase Agreement, and in the event Seller fails to fully and timely perform any of its obligations under the Purchase Agreement, Saxton shall, immediately upon the request of or demand by Buyer, fully perform any and all such obligations.

                                    SAXTON  INCORPORATED,
                                    a  Nevada  corporation


                                    By
                                       -----------------------------------------


                                    Its
                                       -----------------------------------------